UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2006
CONSULIER ENGINEERING, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-17756	59-2556878

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2391 Old Dixie Highway
Riviera Beach, Florida 33404

(Address of Principal Executive Offices)
(561) 842-2492

(Registrant’s telephone number, including area code)
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 29, 2006, Consulier Engineering, Inc. (the “Company”) entered into an agreement with its President and principal shareholder, Warren B. Mosler, pursuant to which Mr. Mosler agreed that the Company could exchange up to $1,700,000 of the Company’s indebtedness to him for shares of the Company’s common stock from time-to-time as the Company, in its sole discretion, determines may be necessary to meet NASDAQ stockholders equity requirements. The exchange price will be the closing bid price of the common stock on the trading day immediately preceding the execution of the exchange.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

Exhibit No.	Description
10.1	Exchange Agreement between the Company and Warren B. Mosler dated July 17, 2006.
10.2	Exchange Agreement between the Company and Warren B. Mosler dated September 29, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2006	/s/ Alan R. Simon
Alan R. Simon, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Exchange Agreement between the Company and Warren B. Mosler dated July 17, 2006.
10.2	Exchange Agreement between the Company and Warren B. Mosler dated September 29, 2006.